ARMOUR RESIDENTIAL REIT, INC. ANNOUNCES
Q1 RESULTS AND MARCH 31, 2023 FINANCIAL POSITION

VERO BEACH, Florida -- April 26, 2023 -- ARMOUR Residential REIT, Inc. (NYSE: ARR and ARR PRC) (“ARMOUR” or the “Company”) today announced the Company's Q1 results and March 31, 2023 financial position.

ARMOUR's Q1 2023 Results
◦Comprehensive loss related to common stockholders of $(22.8) million or $(0.12) per common share.
◦Net interest income of $12.0 million and net interest margin of 1.97%.
◦Distributable Earnings available to common stockholders of $49.3 million, which represents $0.27 per common share (see explanation of this non-GAAP measure on page 3).
◦Paid common stock dividends per share of $0.10 for January, $0.10 for February and $0.08 for March.
◦Raised $181.2 million of capital by issuing 29,862,647 shares of common stock, which represents $6.07 net proceeds per share, after fees and expenses, through an at the market offering program.
◦Repurchased 842,927 shares of common stock, which represents an average cost of $5.11 per share, pursuant to existing authorization.

ARMOUR's March 31, 2023 Financial Position
◦Book value per common share of $5.44 resulting from:

Book Value, December 31, 2022	$5.78
Comprehensive loss per common share	(0.12)
Less: Common dividends per common share	(0.28)
Equity Capital Activities, net	0.06
Book Value, March 31, 2023	$5.44
◦Liquidity, including cash and unencumbered agency and U.S. government securities, of $550.2 million.
◦Portfolio composition was 100% Agency mortgage-backed securities ("MBS").
◦Debt to equity ratio of 8.7 to 1 (based on repurchase agreements divided by total stockholders’ equity).
◦Interest Rate swap contracts totaled $8.0 billion of notional amount, representing 76% of total repurchase agreement liabilities.
◦Increased affiliate BUCKLER Securities LLC ("BUCKLER") capital to $203 million (see page 6).

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ARMOUR Residential REIT, Inc. Announces Q1 Results and March 31, 2023 Financial Position

April 26, 2023
Book value per common share consisted of:

March 31, 2023
(in millions except per share)
Common stock, at par value - 192,002,877 shares outstanding	$0.2
Additional paid-in capital	4,052.2
Cumulative distributions to stockholders	(2,047.4)
Accumulated net loss	(789.9)
Total Stockholders' Equity	$1,215.1
Less: liquidation preference - 7.00% Cumulative Redeemable Preferred C Stock - 6,846,978 shares outstanding	(171.2)
Equity Attributable to Common Stockholders	$1,043.9
Book value per common share	$5.44

The major drivers of the change in the Company's financial position during Q1 were:

Q1 2023
(in millions)
Total Stockholders' Equity – Beginning	$1,112.3
Comprehensive Loss
Investment in securities: (1)
Gain on MBS	$118.8
Loss on U.S. Treasury Securities	(11.9)
Gain on TBA Securities	2.8
Amortization of prior unrealized losses	5.5
Interest rate swaps:
Net interest income	47.6
Losses	(113.9)
Amortization of prior unrealized gains	(60.0)
Futures contracts (1)	(10.8)
Net Interest Income	12.0
Total Expenses after fees waived (2)	(9.9)
Total Comprehensive Loss	$(19.8)

Capital Activities
Issuance of common stock	181.9
Common stock repurchases	(4.3)
Dividends	(55.0)
Total Stockholders' Equity – Ending	$1,215.1
(1)Includes both realized and unrealized gains and losses.
(2)The Company’s external manager has waived a portion of its contractual management fee at the rate of $1,650 for Q1 2023.

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ARMOUR Residential REIT, Inc. Announces Q1 Results and March 31, 2023 Financial Position

April 26, 2023

Condensed balance sheet information:	March 31, 2023
(in millions)
Assets:
Cash	$135.4
Cash collateral posted to counterparties	123.9
Investments in securities, at fair value:
Agency Securities, at fair value	12,084.7
Derivatives, at fair value	848.6
Accrued interest receivable	49.7
Prepaid and other	7.0
Total Assets	$13,249.3

Liabilities:
Repurchase agreements, net	$10,554.5
Obligations to return securities received as collateral, at fair value	509.1
Cash collateral posted by counterparties	853.5
Derivatives, at fair value	61.3
Accrued interest payable- repurchase agreements	38.8
Accrued interest payable- U.S. Treasury Securities sold short	8.7
Accounts payable and other accrued expenses	8.3
Total Liabilities	12,034.2

Stockholders’ Equity:
7.00% Cumulative Redeemable Preferred C Stock ($0.001 par value per share, $25.00 per share liquidation preference) - 6,846,978 shares outstanding	$—
Common stock ($0.001 par value per share) - 192,002,877 shares outstanding:	0.2
Additional paid-in capital	4,052.2
Cumulative distributions to stockholders	(2,047.4)
Accumulated net loss	(789.9)
Total Stockholders’ Equity	1,215.1
Total Liabilities and Stockholders’ Equity	$13,249.3

Distributable Earnings
Distributable Earnings is a non-GAAP measure defined as net interest income plus TBA Drop Income adjusted for the net coupon effect of interest rate swaps minus net operating expenses. Distributable Earnings is based on the historical cost basis of our Agency Securities and interest rate swaps. Distributable Earnings differs, potentially significantly, from net interest income and from total comprehensive loss (which includes realized gains and losses and market value adjustments). The net coupon effect of interest rate swaps is the primary driver of market value adjustments on these positions that were recognized in total comprehensive loss and total stockholders’ equity in prior periods.

For a portion of its Agency Securities the Company may enter into TBA forward contracts for the purchase or sale of Agency Securities at a predetermined price, face amount, issuer, coupon and stated maturity on an agreed-upon future date, but the particular Agency Securities to be delivered are not identified until shortly before the
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ARMOUR Residential REIT, Inc. Announces Q1 Results and March 31, 2023 Financial Position

April 26, 2023
TBA settlement date. The Company accounts for TBA Agency Securities as derivative instruments if it is reasonably possible that it will not take or make physical delivery of the Agency Securities upon settlement of the contract. The Company may choose, prior to settlement, to move the settlement of these securities out to a later date by entering into an offsetting short or long position (referred to as a “pair off”), net settling the paired off positions for cash, and simultaneously purchasing or selling a similar TBA Agency Security for a later settlement date. This transaction is commonly referred to as a “dollar roll.” The Company accounts for TBA dollar roll transactions as a series of derivative transactions.

Forward settling TBA contracts typically trade at a discount, or “Drop,” to the regular settled TBA contract to reflect the expected interest income on the underlying deliverable Agency Securities, net of an implied financing cost, which would have been earned by the buyer if the contract settled on the next regular settlement date. When the Company enters into TBA contracts to buy Agency Securities for forward settlement, it earns this “TBA Drop Income,” because the TBA contract is essentially equivalent to a leveraged investment in the underlying Agency Securities. The amount of TBA Drop Income is calculated as the difference between the spot price of similar TBA contracts for regular settlement and the forward settlement price on the trade date. The Company generally accounts for TBA contracts as derivatives and TBA Drop Income is included as part of the periodic changes in fair value of the TBA contracts that the Company recognizes currently in the Other Income (Loss) section of its Consolidated Statement of Operations.

Regulation G Reconciliation
The Company believes that Distributable Earnings and Distributable Earnings per common share may be useful to investors because our Board of Directors considers Distributable Earnings and Distributable Earnings per common share as part of its deliberations when determining the level of dividends on our common stock. Distributable Earnings and Distributable Earnings per common share tend to be more stable over time and this practice is designed to increase the stability of our common stock dividend from month to month. However, because Distributable Earnings is an incomplete measure of the Company’s financial performance and involves significant differences from net interest income and total comprehensive income (loss) computed in accordance with GAAP, Distributable Earnings should be considered as supplementary to, and not as a substitute for, the Company’s net interest income and total comprehensive income (loss) computed in accordance with GAAP as a measure of the Company’s financial performance.
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ARMOUR Residential REIT, Inc. Announces Q1 Results and March 31, 2023 Financial Position

April 26, 2023
The elements of ARMOUR’s Distributable Earnings and Distributable Earnings per common share and a reconciliation of those amounts to the Company’s Net Interest Income, Total Comprehensive Loss and Comprehensive Loss per common share appear below:

Q1 2023 (unaudited)
(in millions)
Net Interest Income	$12.0
TBA Drop Income	2.6
Net interest income on interest rate swaps	47.6
Total Expenses after fees waived	(9.9)
Distributable Earnings	$52.3
Dividends on Preferred Stock	(3.0)
Distributable Earnings available to common stockholders	$49.3
Distributable Earnings per common share	$0.27

Total Comprehensive Loss	$(19.8)
Items Excluded from Distributable Earnings:
Gain on MBS	(118.8)
Loss on U.S. Treasury Securities	11.9
Gain on TBA Securities, less TBA Drop Income	(0.2)
Amortization of prior unrealized net gains/losses	54.5
Unrealized loss on interest rate swaps	113.9
Loss on futures contracts	10.8
Add net	$72.1
Distributable Earnings	$52.3
Dividends on Preferred Stock	(3.0)
Distributable Earnings available to common stockholders	$49.3
Distributable Earnings per common share	$0.27

Total Comprehensive Loss	$(19.8)
Dividends on Preferred Stock	(3.0)
Comprehensive Loss related to common stockholders	$(22.8)
Comprehensive Loss per common share	$(0.12)
Weighted average common shares outstanding - 184,586,682
Company Update
At the close of business on April 24, 2023:
◦Common stock outstanding of 195,512,577 shares.
◦7.00% Cumulative Redeemable Preferred C Stock ("Series C Preferred Stock") with liquidation preference totaling approximately $171.2 million.
◦Estimated Book value per common share was approximately $5.30.
◦Liquidity, including cash and unencumbered securities, exceeded $466 million.
◦Securities portfolio included approximately $12.0 billion of Agency MBS (including TBA Securities).
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ARMOUR Residential REIT, Inc. Announces Q1 Results and March 31, 2023 Financial Position

April 26, 2023
◦Debt to equity ratio (based on repurchase agreements divided by total stockholders' equity) was approximately 8.8 to 1. Leverage, including TBA Securities was approximately 8.8 to 1. Implied leverage, including TBA Securities and forward settling sales and unsettled purchases was 8.8 to 1.
Through April 13, 2023, with BUCKLER as our sales agent, we raised approximately, $18.3 million of capital by issuing approximately 3,509,700 shares of common stock at $5.20 net proceeds per share, after fees and expenses, through an at the market offering program.

BUCKLER
Effective March 20, 2023, the Company has committed to provide, on demand, a subordinated loan agreement to BUCKLER in an amount up to $200 million. The commitment extends through March 20, 2026 and is collateralized by mortgage backed and/or U.S. Treasury Securities owned by the Company and pledged to BUCKLER. The commitment is treated by BUCKLER currently as capital for regulatory purposes and BUCKLER may pledge the securities to secure its own borrowings. This arrangement replaced the prior $105.0 million subordinated loan, which was repaid.

Dividends
ARMOUR paid monthly cash dividends of $0.10 per share of the Company’s common stock for January and February and $0.08 per share of the Company’s common stock for March 2023. On April 27, 2023, a cash dividend of $0.08 per outstanding common share will be paid to holders of record on April 17, 2023. We have also declared a cash dividend of $0.08 per outstanding common share payable May 30, 2023 to holders of record on May 15, 2023. ARMOUR’s Board of Directors will determine future common dividend rates based on an evaluation of the Company’s results, financial position, real estate investment trust (“REIT”) tax requirements, and overall market conditions as the quarter progresses. In order to maintain ARMOUR’s tax status as a REIT, the Company is required to timely distribute substantially all of its ordinary REIT taxable income for the tax year.

ARMOUR paid monthly cash dividends of $0.14583 per share of the Company’s Series C Preferred Stock for each month in Q1 2023. On April 27, 2023, a cash dividend of $0.14583 per outstanding share of Series C Preferred Stock will be paid on April 27, 2023 to holders of record on April 15, 2023. We have also declared cash dividends of $0.14583 per outstanding share of Series C Preferred Stock payable May 30, 2023 to holders of record on May 15, 2023 and payable June 27, 2023 to holders of record on June 15, 2023.

The Company forecasts that Series C Preferred Stock dividends for 2023 will likely be treated as fully taxable ordinary income. Common stock dividends for 2023 will likely be treated, at least partially, as taxable ordinary income.

Conference Call
As previously announced, the Company will provide an online, real-time webcast of its conference call with equity analysts covering Q1 2023 operating results on Thursday, April 27, 2023, at 8:00 a.m. (Eastern Time). The live broadcast will be available online and can be accessed at https://event.choruscall.com/mediaframe/webcast.html?webcastid=6LtdNTG6. To monitor the live webcast, please visit the website at least 15 minutes prior to the start of the call to register, download, and install any necessary audio software. An online replay of the event will be available on the Company’s website at www.armourreit.com and continue for one year.

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ARMOUR Residential REIT, Inc. Announces Q1 Results and March 31, 2023 Financial Position

April 26, 2023
ARMOUR Residential REIT, Inc.
ARMOUR invests primarily in fixed rate residential, adjustable rate and hybrid adjustable rate residential mortgage-backed securities issued or guaranteed by U.S. Government-sponsored enterprises or guaranteed by the Government National Mortgage Association. ARMOUR is externally managed and advised by ARMOUR Capital Management LP, an investment advisor registered with the Securities and Exchange Commission (“SEC”).

Safe Harbor
This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Additional information concerning these, the impact of the COVID-19 pandemic on the Company's operational and financial performance and other risk factors are contained in the Company’s most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning the Company are expressly qualified in their entirety by the cautionary statements above. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Additional Information and Where to Find It
Investors, security holders and other interested persons may find ARMOUR's most recent Company Update and additional information regarding the Company at the SEC’s internet site at www.sec.gov, or the Company website at www.armourreit.com or by directing requests to: ARMOUR Residential REIT, Inc., 3001 Ocean Drive, Suite 201, Vero Beach, Florida 32963, Attention: Investor Relations.

CONTACT:     investors@armourreit.com
James R. Mountain
Chief Financial Officer
ARMOUR Residential REIT, Inc.
(772) 617-4340
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